GOLDMAN SACHS TRUST

Class A, Class C, Institutional,
Class IR and Class R Shares of

Goldman Sachs Dynamic Allocation Fund

Supplement dated April 28, 2010 to the
Prospectus dated January 5, 2010 (the “Prospectus”)

Effective April 28, 2010, the second paragraph of the “Portfolio Management—Portfolio Managers” section of the summary section of the Prospectus is replaced in its entirety with the following:

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer, has managed the Fund since 2010; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies Team—Alpha Strategies and Head of Research, has managed the Fund since 2010; Mehmet Bayraktar, Vice President, has managed the Fund since 2010.

Additionally, the “Service Providers—Fund Managers” section of the Prospectus is replaced in its entirety with the following:

     FUND MANAGERS

Quantitative Investment Strategies Team

■	The QIS team consists of over 110 professionals, including 11 Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Responsible	Five Year Employment History
Katinka Domotorffy, CFA Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer	Since 2010	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies team in 1998. She is the Head and Chief Investment Officer of the Quantitative Investment Strategies team.

William Fallon, Ph.D. Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies team—Alpha Strategies and Head of Research	Since 2010	Mr. Fallon joined the Investment Adviser as a member of the Quantitative Investment Strategies team in 1998.

Years
Primarily
Name and Title	Responsible	Five Year Employment History
Mehmet Bayraktar Vice President	Since 2010	Mr. Bayraktar rejoined the Investment Adviser in 2006. He worked for Barclays Global Investors for one year prior to rejoining the Investment Adviser. For five years prior to working for BGI, Mr. Bayraktar worked for the Investment Adviser within the PACE Group.

Katinka Domotorffy, Head and Chief Investment Officer of the QIS team, and William Fallon, Ph.D., Co-CIO of QIS Alpha Strategies and Head of Research, are ultimately responsible for the Fund’s investment process. Ms. Domotorffy also manages the implementation and execution process. The strategic and tactical allocations of the Fund are model-driven and generated by a computer-powered optimizer. The portfolio management team collectively decides on constraints and adjustments to the trades generated by the quantitative models.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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